UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2014

WEB.COM GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	94-3327894
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:
000-51595

(Address of principal executive offices and zip code)
12808 Gran Bay Parkway West
Jacksonville, FL 32258

Registrant's telephone number, including area code:
(904) 680-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Cash Compensation

Cash Bonuses

On January 29, 2014, the Compensation Committee of the Board of Directors (the “Board”) of Web.com Group, Inc. (the “Company” or “Web.com”) approved, and on January 30, 2014, the Board, with respect to the Chief Executive Officer, upon the recommendation of the Compensation Committee, approved, the following cash bonuses for the following Named Executive Officers of the Company with respect to performance for fiscal year 2013:

Name	2013 Bonus
David L. Brown President and Chief Executive Officer	$771,400
Jason T. Teichman Chief Operating Officer	$290,700
Kevin M. Carney Chief Financial Officer	$282,625
Roseann Duran Chief People Officer	$185,250

Fiscal Year 2014 Compensation Arrangements

On January 29, 2014, the Compensation Committee of the Board approved, and on January 30, 2014 the Board, with respect to the Chief Executive Officer, upon the recommendation of the Compensation Committee, approved, the following 2014 base salaries and target bonuses for the following Named Executive Officers of the Company, effective as of February 1, 2014:

Name	Base Salary	Target Bonus(1)
David L. Brown President and Chief Executive Officer	$560,000	150%
Jason T. Teichman Chief Operating Officer	$360,000	95%
Kevin M. Carney Chief Financial Officer	$350,000	95%
Roseann Duran Chief People Officer	$260,000	75%

(1) Target bonus amounts are expressed as a percentage of the corresponding 2014 base salary.

Approval of Equity Awards

On January 29, 2014, the Compensation Committee approved, and on January 30, 2014, the Board, with respect to the Chief Executive Officer, upon the recommendation of the Compensation Committee, approved, effective February 11, 2014, the grant of stock options to acquire the following numbers of shares of Web.com common stock and restricted stock, to the executive officers of the Company appearing in the summary compensation table of the Company’s latest proxy statement filed with the Securities and Exchange Commission:

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Name	Stock Option	Restricted Stock
David L. Brown President and Chief Executive Officer	100,000	100,000
Jason T. Teichman Chief Operating Officer	30,000	30,000
Kevin M. Carney Chief Financial Officer	31,000	31,000
Roseann Duran Chief People Officer	12,000	12,000

The grant of the restricted stock to each officer will be effective on February 11, 2014 provided such officer continues to be employed by the Company. Such grants are subject to four-year vesting periods.

The stock options will be granted on February 11, 2014, with an exercise price equal to the closing price of Web.com common stock on that date. The stock options entitle the holder of the stock options, following vesting of the stock option, to acquire the underlying number of shares by paying the exercise price for such shares. The stock options will terminate after 10 years, or earlier if the executive officer ceases to provide services to Web.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2014                    WEB.COM, GROUP, INC.

By: /s/ Matthew P. McClure
Matthew P. McClure
Secretary

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